UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07626)

Exact name of registrant as specified in charter: Putnam Municipal Opportunities Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2008

Date of reporting period: May 1, 2007 - April 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Municipal Opportunities Trust

4|30|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Municipal
Opportunities
Trust

4|30|08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	9
Your fund’s management	11
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	16
Financial statements	17
Federal tax information	42
Compliance certifications	42
Shareholder meeting results	42
About the Trustees	44
Officers	48

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The past six months have presented the economy with the most serious set of challenges in many years, and the financial markets have reflected the uncertainty of the situation. However, given the circumstances, the economy has held up relatively well. In fact, for late 2007 and early 2008, economic growth has held steady at a rate of 0.6% . To be sure, current economic indicators present a mixed picture, but another, more likely, outcome is that the economy will weather this rough patch. The Federal Reserve Board has cut interest rates sharply and provided financial markets with ample liquidity, while Congress and the White House have come forward with a timely fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the economy may avert a recession.

It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, ensure your portfolio is well diversified, and seek the counsel of your financial representative.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we are pleased to report that on February 25, 2008, the mergers of Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund into this fund were completed. We would like to take this opportunity to welcome new shareholders to the fund. We also wish to thank all of our investors for your continued confidence in Putnam Investments.

Putnam Municipal Opportunities Trust: Potential for high current income exempt from federal income tax

One of the most significant challenges of fixed-income investing is taxes on income. Investing in municipal bonds through a fund such as Putnam Municipal Opportunities Trust can help address this challenge. While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income most of these bonds pay has the advantage of being exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The bonds are backed by either the issuing city or town, by revenues collected from usage fees, or by state tax revenues. Depending on the type of backing, the bonds will have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

Many municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is primarily because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns non-rated bonds an agency-equivalent Putnam rating. This analysis helps the team identify bonds with attractive risk/return profiles among the large number of bonds not rated by agencies.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the overall bond market, the specific sector, and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of the team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

Performance and portfolio snapshots

Putnam Municipal Opportunities Trust

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 9–10 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

“In addition to maintaining a high-quality portfolio,
we increased holdings in shorter-term bonds,
which outperformed longer-term bonds for the
period.We also increased holdings of utilities-
related bonds, with the view that utilities are
generally a solid defensive sector that now has
favorable fundamentals and cheaper valuations.”

Thalia Meehan, Portfolio Leader, Putnam Municipal OpportunitiesTrust

Credit qualities shown as a percentage of portfolio value as of 4/30/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Thalia, the financial markets experienced tremendous volatility during the reporting period. How did the fund perform?

Credit worries, slower growth, and inflation contributed to a challenging environment for most asset classes, including municipal bonds. Concerns about the financial health of municipal bond insurers — namely, their exposure to subprime debt — put additional pressure on insured municipal bonds. As a result, the fund had a total loss of 1.09% at net asset value for the 12 months ended April 30, 2008, but outperformed the 3.47% decline of its Lipper peer group.

The fund underperformed its benchmark, the Lehman Municipal Bond Index, which posted a return of 2.79% for the period. With investors demonstrating a “flight-to-safety” mentality during the second half of the fiscal year, the fund was unable to compete with the benchmark, which invests only in municipal bonds with the least risk and very highest quality.

We believe the portfolio’s neutral duration and lower-than-average exposure to longer-maturity municipal bonds helped it outperform its Lipper peer group. Duration is a measure of a fund’s sensitivity to interest-rate changes. As investors began to anticipate the possibility of further interest-rate reductions by the Federal Reserve Board [the Fed], bonds with shorter maturities generally performed better than longer-dated securities.

Discuss some of the concerns that weighed on the market during the period.

One major concern involved monoline insurers — companies that provide insurance on municipal bonds and the issuers of securitized credit. Initially, investors were worried about the insurers’ involvement in subprime-related securities, and their responsibility for covering those losses. As the credit crisis unfolded, however, investors began to worry about all securities covered by these insurers, including municipal bonds. Several mono-line insurers were downgraded or put on negative watch by the rating agencies, creating a significant dislocation in the market. [See Investment Insight on page 7 for more details.] Today, of the seven major insurers, only two —Financial Security Assurance and Assured Guaranty Ltd. —have the highest ratings from the three leading rating

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/08. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

agencies. Several have stopped writing new contracts altogether, and that development has taken a toll on the issuance of new insured bonds.

Beyond the monoline issues, concerns about the economic slowdown and its possible effect on tax revenues weighed on the municipal bond market. Liquidity problems persisted in credit markets in general, and hedge funds, a major source of demand in 2007, sold a great deal of municipal bonds in early 2008 in order to raise capital. All of these issues put downward pressure on municipal bond prices.

How did you limit the impact of these developments on the portfolio?

We were fairly conservative in how we invested. In addition to maintaining a high-quality portfolio, we increased holdings in shorter-term bonds, which outperformed longer-term bonds for the period. The fund’s investment in Burke County Georgia Development Authority revenue bonds for Oglethorpe Power Corp., which are due to mature in 2010, exemplifies this strategy.

The fund also benefited from the pre-refunding of one holding — a bond issued by the Mountain States Health Alliance. Pre-refundings take place when a municipality issues new bonds to raise funds to pay off an older issue at its first call date. This money is then invested in a secure investment — usually Aaa-rated U.S. Treasury securities —that mature at the older bond’s first call date, effectively raising the bond’s perceived rating and frequently its market value.

However, not all our strategies worked in the fund’s favor. The fund’s investments in prepaid gas bonds, including Tennessee Energy Acquisition Corporation revenue bonds, detracted from performance as investors became concerned about the investment banks that back the bonds. Relative to our benchmark, the fund was also slightly overweight in insured bonds, which hurt fund performance. However, compared to our Lipper peer group, the fund was helped somewhat by the fact that the fund also holds insured bonds backed by the relatively stronger monoline insurers that I mentioned earlier. Tobacco settlement bonds, such as those issued by the Buckeye Tobacco Settlement Financing Authority, also disappointed since we had overweighted the sector, and they underperformed during the period.

How have you adapted the portfolio to the changing market environment?

We have begun to look ahead to the eventual return of more normal valuations. To that end, we are selectively adding lower-quality bonds, mainly by selling Aaa- and Aa-rated bonds and buying Baa-rated bonds, such as Delaware County Pennsylvania revenue bonds for Neumann College.

As prices of longer-term bonds fell during the period, we also moved selectively into some longer-term holdings, particularly in the 15- to 20-year maturity range. We believe that the addition of these bonds should help improve the fund’s yield. Although we were relatively cautious about insured bonds at the beginning of the period, we have since found value in those with good underlying credit quality. Some of these bonds have been oversold, in our opinion, as a result of the monoline insurer issues. We also increased holdings of utilities-related bonds, with the view that utilities are generally a solid defensive sector that now has favorable fundamentals and cheaper valuations.

What is your outlook?

With the economy struggling, we’re clearly not out of the woods. State budgets are a concern across the country, but we do not foresee credit downgrades of general obligation bonds — bonds backed by the “taxing” ability of the municipality rather than revenue from a particular project — at this point. Still, we are being cautious in some areas, like New York City, where we expect the financial industry-led recession to be more severe. We believe that declining real estate prices will also have a greater effect in certain states, such as Florida. For that reason, we began to underweight land-secured bonds last year, and we remain underweight today.

The monoline insurer situation also may continue to dominate headlines in the coming weeks. Investors should understand that while the markets will likely remain choppy in the near term, the Fed has taken dramatic steps to inject liquidity into the markets and provide a cushion for the slumping economy.

The silver lining is that we are finding investment opportunities that we believe add value to the portfolio. We are looking to add to bonds in the Baa-to-Ba range where we have strong conviction. We also believe income tax rates are not likely to fall from here, but may rise with a new White House administration and the scheduled 2010 “sunsetting,” or termination, of certain tax breaks in the current tax code. This combination of potentially higher taxes, attractive valuations, and high asset quality makes municipal bonds a compelling opportunity, in our view.

Thank you, Thalia, for your time and insights today.

I N V E S T M E N T   I N S I G H T

Municipal bond issuers purchase insurance from monoline insurers to enhance their credit ratings. The insurance comes in the form of credit wraps, with the monoline insurer —so-named because they offer a single line of insurance — essentially“wrapping” its credit rating around the issuer’s. This added layer of protection allows the issuer to guarantee full payment of a bond’s principal and interest to bondholders should it be downgraded or default, and typically boosts the issuer’s credit rating. However, a successful transaction hinges on the monoline insurer’s credit rating and claims-paying ability — two areas under pressure given the monoline industry’s involvement with subprime mortgages.

Of special interest

Beginning in mid-February 2008, and consistent with the experience of other closed-end funds with preferred shares outstanding, the fund has experienced unsuccessful remarketing of its preferred shares. The remarketing failures appear to be driven by broad-based liquidity issues that are impacting credit markets in general and do not affect the credit rating of the fund’s preferred shares or its ability to pay dividends to preferred shareholders. The fund’s preferred shareholders continue to receive dividends at the “maximum dividend rate,” determined by reference to a market rate (such as a commercial paper rate) pursuant to the fund’s by-laws. Putnam and the fund’s Trustees share the concern of the fund’s preferred shareholders regarding the recent remarketing failures and the liquidity issues. We are devoting considerable internal and external resources to address the current situation faced by the fund’s preferred shareholders. For more information, and to remain apprised of developments on these matters at Putnam, please visit the closed-end fund portion of Putnam’s mutual fund Web site, which may be accessed through http://www.putnam.com/individual.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 4/30/08

				Lipper General
				Municipal Debt Funds
			Lehman Municipal	(leveraged closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 5/28/93)	5.97%	4.75%	5.60%	5.76%

10 years	68.01	53.28	65.41	66.80
Annual average	5.33	4.36	5.16	5.24

5 years	29.03	20.35	21.83	25.65
Annual average	5.23	3.77	4.03	4.64

3 years	10.37	11.06	11.07	7.76
Annual average	3.34	3.56	3.56	2.51

1 year	–1.09	–4.09	2.79	–3.47

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/08, there were 54, 54, 52, 38, and 32 funds respectively, in this Lipper category.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/08

	NAV	Market price

Annual average
Life of fund (since 5/28/93)	5.88%	4.65%

10 years	64.74	47.51
Annual average	5.12	3.96

5 years	28.70	22.10
Annual average	5.18	4.07

3 years	10.92	11.79
Annual average	3.52	3.78

1 year	–2.55	–6.03

Fund price and distribution information For the 12-month period ended 4/30/08

Distributions

Number		12

Income[1]		$0.5748

Capital gains[2]		—

Total		$0.5748

Distributions — preferred shares	Series A	Series B	Series C
(for the period 05/01/07 through 2/25/08)*	(800 shares)	(1,620 shares)	(1,620 shares)

Income[1]	$1,553.30	$769.69	$776.31

Capital gains[2]	—	—	—

Total	$1,553.30	$769.69	$776.31

Distributions — preferred shares	Series A	Series B	Series C
(for the period 02/25/08 through 4/30/08)*	(4,520 shares)	(4,020 shares)	(7,220 shares)

Income[1]	$181.44	$169.72	$164.45

Capital gains[2]	—	—	—

Total	$181.44	$169.72	$164.45

Share value:		NAV	Market price

4/30/07		$13.19	$12.20

4/30/08		$12.41	$11.13

Current yield (end of period)

Current dividend rate[3]		4.63%	5.16%

Taxable equivalent[4]		7.12	7.94

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund merged into the fund on February 25, 2008. For further information on the issuance of preferred shares in connection with this merger, please refer to footnotes 4 and 6 of the financial statements.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2008, and April 30, 2007.

Trustee and Putnam employee fund ownership

As of April 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$139,000	$ 87,000,000

Putnam employees	$ 9,000	$626,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam AMT-Free Insured Municipal Fund, and Putnam Municipal Opportunities Trust.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam Tax-Free High Yield Fund and Putnam Managed Municipal Income Trust.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 53rd percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the

100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels.

In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds (leveraged closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

63rd	49th	62nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 56, 56 and 50 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, theTrustees concluded that cooperative efforts between theTrustees and Putnam Management represent the most effective way to address investment performance problems.The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking“best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper General Municipal Debt Funds (leveraged closed-end) category for the one-, five-, and ten-year periods ended March 31, 2008, were 25%, 40%, and 49%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 13th out of 53, 21st out of 52, and 19th out of 38, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Important notice regarding share repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the fund’s common shares outstanding as of October 5, 2007.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust (the “fund”) at April 30, 2008 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 12, 2008

The fund’s portfolio 4/30/08

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage Association Collateralized

COP Certificate of Participation	G.O. Bonds General Obligation Bonds

FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company

FHA Insd. Federal Housing Administration Insured	PSFG Permanent School Fund Guaranteed

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized	Radian Insd. Radian Group Insured

FNMA Coll. Federal National Mortgage Association Collateralized	U.S. Govt. Coll. U.S. Government Collateralized

FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes

FRN Floating Rate Notes	XLCA XL Capital Assurance

FSA Financial Security Assurance

MUNICIPAL BONDS AND NOTES (170.6%)*

	Rating**	Principal amount	Value

Alabama (0.2%)
Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley Med. Ctr.),
Ser. A, 6s, 8/1/25	B/P	$ 1,200,000	$ 1,129,908

Alaska (0.2%)
Northern Tobacco Securitization Corp. Rev. Bonds, 5 1/2s,
6/1/29 (Prerefunded)	AAA	750,000	802,800

Arizona (3.5%)
AZ Hlth. Fac. Auth. Rev. Bonds (Banner Hlth.), Ser. A
5s, 1/1/15 #	AA-	3,890,000	4,129,157
5s, 1/1/14	AA-	2,000,000	2,122,060
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John C. Lincoln
Hlth. Network), 6 3/8s, 12/1/37 (Prerefunded)	BBB	1,250,000	1,432,938
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med.
Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	3,300,000	3,352,503
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra Vista Cmnty.
Hosp.), Ser. A, 6 3/4s, 12/1/26	BB+/P	445,000	451,826
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.), 5s,
5/15/26	A-	800,000	807,224
Marana, Impt. Dist. Special Assmt. Bonds (Tangerine Farms Road),
4.6s, 1/1/26	Baa1	2,130,000	1,919,876
Maricopa Cnty., Poll. Control Rev. Bonds (Public Service Co. New
Mexico), Ser. A, 6.3s, 12/1/26	Baa3	3,200,000	3,200,352
Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon Cmnty. Learning
Ctr.), 5.05s, 6/1/25	BBB	1,550,000	1,406,269
			18,822,205

Arkansas (1.8%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds (Washington Regl. Med.
Ctr.), 7 3/8s, 2/1/29 (Prerefunded)	Baa2	3,000,000	3,243,450
Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s, 9/1/28
(Prerefunded)	Baa2	2,000,000	2,083,380
Independence Cnty., Poll. Control Rev. Bonds (Entergy AR, Inc.),
5s, 1/1/21	A-	2,100,000	2,063,166
Little Rock G.O. Bonds (Cap. Impt.), FSA, 3.95s, 4/1/19	Aaa	325,000	329,979
Springdale, Sales & Use Tax Rev. Bonds, FSA, 4.05s, 7/1/26	Aaa	1,500,000	1,439,835
Washington Cnty., Hosp. Rev. Bonds (Regl. Med. Ctr.), Ser. B
5s, 2/1/25	Baa2	250,000	236,678
5s, 2/1/11	Baa2	500,000	514,780
			9,911,268

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

California (19.5%)
ABC Unified School Dist. G.O. Bonds, Ser. B, FGIC, zero %, 8/1/20	A1	$ 1,500,000	$ 820,560
Burbank, Unified School Dist. G.O. Bonds (Election of 1997),
Ser. C, FGIC, zero %, 8/1/23	A+	1,000,000	456,000
CA Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5s, 11/1/21	A2	1,500,000	1,521,510
(Loyola-Marymount U.), MBIA, zero %, 10/1/21	Aaa	1,300,000	679,367
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Sutter Hlth.), Ser. A, MBIA, 5 3/8s, 8/15/30	Aaa	2,500,000	2,533,000
AMBAC, 5.293s, 7/1/17	Aaa	2,400,000	2,404,152
CA Poll. Control Fin. Auth. Rev. Bonds (Pacific Gas &
Electric Corp.), Class D, FGIC, 4 3/4s, 12/1/23	A	2,500,000	2,199,075
CA State G.O. Bonds
5 1/8s, 4/1/23	A1	1,750,000	1,800,610
FGIC, 5s, 6/1/26	A1	5,000,000	5,117,000
5s, 5/1/23	A1	3,000,000	3,078,210
CA State Dept. of Wtr. Resources Rev. Bonds, Ser. A, 5 1/2s, 5/1/11	Aa3	1,000,000	1,074,810
CA State Econ. Recvy. G.O. Bonds, Ser. A, 5s, 7/1/16	AA+	2,000,000	2,110,240
CA State Pub. Wks. Board Rev. Bonds (Dept. of Hlth. Svcs.
Richmond Laboratory), Ser. B, XLCA, 5s, 11/1/22	A2	1,810,000	1,839,358
CA Statewide Cmnty. Dev. Auth. COP (The Internext Group),
5 3/8s, 4/1/30	BBB	5,250,000	4,773,930
CA Statewide Cmnty., Dev. Auth. Rev. Bonds (Huntington Memorial
Hosp.), 5s, 7/1/21	A+	250,000	251,328
Cathedral City, Impt. Board Act of 1915 Special Assmt. Bonds
(Cove Impt. Dist.), Ser. 04-02, 5.05s, 9/2/35	BB+/P	790,000	667,376
Chula Vista COP, MBIA, 5s, 8/1/32	Aaa	4,000,000	4,076,960
Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas), Ser. B, 5s, 12/1/27	A1	1,915,000	1,787,787
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded)	Aaa	1,100,000	1,193,247
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38 (Prerefunded)	Aaa	3,000,000	3,315,870
Ser. A-1, 5s, 6/1/33	BBB	3,950,000	3,351,417
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	205,000	205,422
Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr. Wks.), 5 3/4s, 8/10/18	AAA	6,000,000	6,856,980
Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds (Ladera Ranch
No. 02-1), Ser. A, 5.55s, 8/15/33	BBB/P	900,000	861,075
Palomar Pomerado, Hlth. G.O. Bonds, MBIA, zero %, 8/1/20	Aaa	7,840,000	4,392,517
Port Oakland, Rev. Bonds
Ser. L, FGIC, 5 3/8s, 11/1/27	A+	6,000,000	5,960,580
Ser. A, MBIA, 5s, 11/1/23	Aaa	6,000,000	5,836,080
Redwood City, Elementary School Dist. G.O. Bonds, FGIC, zero %, 8/1/21	A+	1,990,000	1,022,960
Riverside Cnty., Redev. Agcy. Tax Alloc., Ser. A, XLCA, 5s, 10/1/29	A3	3,700,000	3,736,149
Rocklin, Unified School Dist. G.O. Bonds, FGIC, zero %, 8/1/27	A1	2,000,000	698,940
Sacramento, Special Tax Rev. Bonds (North Natomas Cmnty. Fac.),
Ser. 97-01, 5s, 9/1/20	BB/P	1,200,000	1,140,528
Ser. 97-01, 5s, 9/1/29	BB/P	1,185,000	1,022,951
Ser. 97-01, 5s, 9/1/18	BB/P	1,035,000	1,004,882
Sacramento, City Unified School Dist. G.O. Bonds (Election
1999), Ser. D, FSA, 5s, 7/1/28	Aaa	2,000,000	2,061,220
Sacramento, Muni. Util. Dist. Fin. Auth. Rev. Bonds (Cosumnes),
MBIA, 5s, 7/1/19	Aaa	3,000,000	3,037,890
San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A, MBIA,
6 1/2s, 8/1/17	Aaa	5,000,000	5,849,500
San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12	Aaa	6,000,000	6,104,760
San Juan, Unified School Dist. G.O. Bonds, FSA, zero %, 8/1/19	Aaa	1,000,000	604,450
Silicon Valley, Tobacco Securitization Auth. Rev. Bonds
(Santa Clara), Ser. A, zero %, 6/1/36	BBB+/F	2,700,000	361,314

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

California continued
Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds, 7.65s, 8/1/21	BB-/P	$ 715,000	$ 731,853
Vernon, Natural Gas Fin. Auth. Mandatory Put Bonds, Ser. A-4,
MBIA, 5s, 8/3/09	Aaa	5,000,000	4,995,750
Walnut, Energy Ctr. Auth. Rev. Bonds, Ser. A, AMBAC, 5s, 1/1/24	Aaa	2,995,000	3,034,534
			104,572,142

Colorado (3.2%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB-/P	325,000	302,816
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	1,375,000	1,408,550
(Evangelical Lutheran), 5s, 6/1/29	A3	850,000	800,352
CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.), Ser. B, zero %,
9/1/35 (Prerefunded)	Aaa	27,000,000	3,835,890
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30 (Prerefunded)	A3	3,220,000	3,554,944
6 3/8s, 12/15/30	A3	3,280,000	3,428,387
CO State Hsg. Fin. Auth. Rev. Bonds (Single Fam.)
Ser. B-2 , 7s, 5/1/26	Aaa	25,000	25,000
Ser. B-3, 6.8s, 11/1/28	Aaa	20,000	20,000
Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D, AMBAC, 7 3/4s, 11/15/13	Aaa	1,770,000	1,965,213
U. of CO. Enterprise Syst. Rev. Bonds, FGIC, 5s, 6/1/26	Aa3	1,650,000	1,685,409
			17,026,561

Delaware (0.1%)
New Castle Cnty., Rev. Bonds (Newark Charter School, Inc.), 5s, 9/1/30	BBB-	700,000	604,429

District of Columbia (1.8%)
DC G.O. Bonds, Ser. B, FSA, 5 1/4s, 6/1/26	Aaa	4,000,000	4,042,760
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC, 5s, 10/1/28	AA-	5,550,000	5,652,287
			9,695,047

Florida (7.2%)
Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,500,000	2,056,375
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds (Baptist Hosp. &
Baptist Manor), 5 1/8s, 10/1/19	Baa1	3,395,000	3,400,534
FL Hsg. Fin. Corp. Rev. Bonds (Homeowner Mtge.), Ser. 5, 5s, 7/1/34	Aa1	605,000	604,456
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A
5 1/4s, 6/1/20	BBB+	2,000,000	2,013,000
5 1/4s, 6/1/19	BBB+	2,200,000	2,228,776
Hillsborough Cnty., Indl. Dev. Auth. Poll. Control Rev.
Mandatory Put Bonds
(Tampa Elec. Co.), Ser. B, 5.15s, 9/1/13	Baa2	475,000	475,185
AMBAC, 5s, 3/15/12	Aaa	625,000	631,513
Jacksonville, Hlth. Fac. Auth. Rev. Bonds (Brooks Hlth. Syst.),
5s, 11/1/27	A	1,500,000	1,395,735
Lakeland, Retirement Cmnty. Rev. Bonds (1st Mtge. - Carpenters),
6 3/8s, 1/1/43	BBB-/F	340,000	341,136
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (Alliance
Cmnty.), Ser. C, 5 1/2s, 11/15/29 (Prerefunded)	AAA	2,000,000	2,111,740
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med.
Ctr.)
Ser. A, 6.8s, 11/15/31	Ba1	1,000,000	995,320
5 3/8s, 11/15/28	BB+	2,000,000	1,700,760
Okeechobee Cnty., Solid Waste Mandatory Put Bonds (Waste
Mgt./Landfill), Ser. A, 4.2s, 7/1/09	BBB	750,000	746,453

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

Florida continued
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Hosp. Hlth. Care), Ser. E
6s, 10/1/26	A2	$ 2,940,000	$ 3,024,466
6s, 10/1/26 (Prerefunded)	A2	60,000	63,590
Reunion West, Cmnty. Dev. Dist. Special Assmt. Bonds, 6 1/4s, 5/1/36	BB-/P	2,440,000	2,170,478
South Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B-1, 5 1/8s, 11/1/09	BB-/P	2,030,000	1,936,559
South Broward, Hosp. Dist. Rev. Bonds, MBIA, 4 3/4s, 5/1/28	Aaa	5,500,000	5,354,580
South Miami, Hlth. Fac. Hosp. Rev. Bonds (Baptist Hlth. South FL
Group), 5s, 8/15/27	Aa3	5,500,000	5,519,855
Split Pine, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A,
5 1/4s, 5/1/39	BB-/P	1,500,000	1,172,565
Tampa, Hosp. Rev. Bonds (H. Lee Moffit Cancer & Research Inst.),
Ser. A, 5 3/4s, 7/1/29	A3	500,000	507,775
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds, 5.4s, 5/1/37	BB-/P	500,000	425,190
			38,876,041

Georgia (7.6%)
Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC, 5 5/8s, 1/1/30	A1	4,500,000	4,446,900
Atlanta, Wtr. & Waste Wtr. Rev. Bonds
Ser. A, FGIC, 5s, 11/1/38 (Prerefunded)	AAA	1,045,000	1,083,686
FSA, 5s, 11/1/24	Aaa	4,000,000	4,141,040
Atlanta, Wtr. & Waste Wtr. VRDN, Ser. C, FSA, 2.5s, 11/1/41	A-1+	2,000,000	2,000,000
Burke Cnty., Poll. Control Dev. Auth. Mandatory Put Bonds
(Oglethorpe Pwr. Corp.), Ser. C-2, AMBAC, 4 5/8s, 4/1/10	Aaa	5,500,000	5,487,955
Cobb Cnty., Dev. Auth. U. Fac. Rev. Bonds (Kennesaw State U.
Hsg.), Ser. A, MBIA, 5s, 7/15/29	Aaa	5,215,000	5,295,102
Effingham Cnty., Indl. Dev. Auth. Rev. Bonds (Pacific Corp.),
6 1/2s, 6/1/31	B2	900,000	816,462
GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA, 6.367s, 8/1/10	Aaa	1,000,000	1,002,980
Henry Cnty., Wtr. & Swr. Auth. Rev. Bonds, FGIC, 5 5/8s,
2/1/30 (Prerefunded)	Aa3	1,875,000	1,996,294
Main St. Natural Gas, Inc. Rev. Bonds (GA Gas)
Ser. A, 6s, 7/15/22	A1	7,650,000	7,534,485
Ser. A, 5 1/2s, 9/15/23	A1	1,000,000	962,810
Ser. B, 5s, 3/15/11	A1	5,000,000	5,015,550
Savannah, Econ. Dev. Auth. Poll. Control Rev. Bonds (Intl.
Paper Co.), Ser. A, 5.1s, 8/1/14	BBB	1,000,000	995,170
			40,778,434

Hawaii (0.1%)
HI State Hsg. & Cmnty. Dev. Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B, 3.2s, 1/1/09	Aaa	345,000	347,722
HI State Hsg. Fin. & Dev. Corp. Rev. Bonds, Ser. A, FNMA Coll.,
5 3/4s, 7/1/30	Aaa	280,000	281,901
			629,623

Idaho (0.3%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.), Ser. C-2,
FHA Insd., 5.15s, 7/1/29	Aaa	1,705,000	1,704,949

Illinois (8.7%)
Chicago, G.O. Bonds, Ser. A, FSA
5s, 1/1/27 (Prerefunded)	Aaa	3,525,000	3,852,649
5s, 1/1/27	Aaa	745,000	760,764
Chicago, Board of Ed. VRDN, Ser. C-1, FSA, 2.62s, 3/1/31	A-1+	500,000	500,000
Chicago, Single Fam. Mtge. Rev. Bonds, Ser. A, GNMA Coll., FNMA
Coll., FHLMC Coll., 5 1/2s, 10/1/20	Aaa	1,280,000	1,286,349
Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. A, MBIA,
zero %, 1/1/24	Aaa	1,600,000	722,864

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

Illinois continued
Cook Cnty., G.O. Bonds, Ser. B, MBIA, 5s, 11/15/29	Aaa	$ 2,750,000	$ 2,795,870
Cook Cnty., Cmnty. G.O. Bonds (Cons. School Dist. No. 64 Pk.
Ridge), FSA, 5 1/2s, 12/1/16	Aaa	1,580,000	1,798,435
Cook Cnty., High School Dist. G.O. Bonds (Dist. No. 209 Proviso
Twp.), FSA, 4s, 12/1/08	Aaa	1,000,000	1,010,340
IL Dev. Fin. Auth. Rev. Bonds (Midwestern U.), Ser. B, 6s,
5/15/26 (Prerefunded)	AAA	3,200,000	3,536,480
IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
Syst./Sunbelt Obligation), 5.65s, 11/15/24 (Prerefunded)	A1	4,000,000	4,220,000
IL Fin. Auth. Rev. Bonds (Alexian), Ser. A, FSA, 5 1/4s, 1/1/22	Aaa	6,000,000	6,225,720
Kendall & Kane Cntys., Cmnty. United School Dist. G.O. Bonds
(No. 115 Yorkville), FGIC, zero %, 1/1/21	A2	1,075,000	576,114
Lake Cnty., Cmnty. Construction G.O. Bonds (School Dist. No. 073
Hawthorn), FGIC, zero %, 12/1/20	AA+	1,650,000	890,093
Lake Cnty., Cmnty. School Dist. G.O. Bonds (No. 073 Hawthorn),
Ser. 02, FGIC, zero %, 12/1/21	AA+	1,950,000	988,358
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds
(McCormick), Ser. A, MBIA
zero %, 12/15/22	Aaa	2,500,000	1,223,650
zero %, 12/15/21	Aaa	6,000,000	3,116,880
Metropolitan Pier & Exposition Auth. Rev. Bonds (McCormack Place
Expansion Project), MBIA, 5s, 12/15/28	Aaa	1,770,000	1,792,178
Montgomery, Special Assmt. Bonds (Lakewood Creek), Radian Insd.,
4.7s, 3/1/30	AA	1,972,000	1,830,332
Schaumburg, G.O. Bonds, Ser. B, FGIC, 5s, 12/1/27	Aa1	5,000,000	5,092,300
Southern IL U. Rev. Bonds (Hsg. & Auxiliary), Ser. A, MBIA
zero %, 4/1/25	Aaa	1,870,000	786,410
zero %, 4/1/21	Aaa	2,230,000	1,193,942
Will Cnty., School Dist. G.O. Bonds (No. 122 New Lenox), Ser. B,
FSA, zero %, 11/1/21 (Prerefunded)	Aaa	4,190,000	2,265,784
			46,465,512

Indiana (3.9%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.), 5s, 10/1/24	BBB-/F	390,000	363,890
Carmel Clay, Indl. Parks Bldg. Corp. Rev. Bonds, MBIA, 5s, 1/15/26	Aaa	2,000,000	2,043,200
Fairfield, School Bldg. Corp. Ind. Rev. Bonds, FGIC, 5s, 7/15/24	AA	3,000,000	3,020,460
GCS School Bldg. Corp. Rev. Bonds (First Mtg.), FSA, 5s, 7/15/26	Aaa	1,000,000	1,021,600
Hamilton Cnty., Pub. Bldg. Corp. G.O. Bonds (First Mtge.), FSA, 5s, 2/1/26	Aaa	2,525,000	2,590,069
IN Bk. Special Program Gas Rev. Bonds, Ser. A
5 1/4s, 10/15/21	Aa2	180,000	180,511
5 1/4s, 10/15/18	Aa2	2,000,000	2,033,720
IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty. Hosp.), Ser. A,
AMBAC, 5s, 5/1/24	Aaa	2,695,000	2,765,259
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds (USX Corp.),
5.6s, 12/1/32	Baa1	4,700,000	4,601,535
Indianapolis, Arpt. Auth. Rev. Bonds (Federal Express Corp.),
5.1s, 1/15/17	Baa2	2,500,000	2,397,425
			21,017,669

Iowa (1.4%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives),
9 1/4s, 7/1/25 (Prerefunded)	AAA	3,770,000	4,517,591
IA State Rev. Bonds (Honey Creek Premier Destination Pk.), FSA,
5s, 6/1/28	Aaa	1,545,000	1,588,322
IA State Higher Ed. Loan Auth. Rev. Bonds
5s, 10/1/22	BBB-/F	605,000	581,538
(Wartburg), Ser. A, 5s, 10/1/21	BBB-/F	605,000	583,771
			7,271,222

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

Kansas (1.2%)
Burlington, Env. Impt. Rev. Mandatory Put Bonds (Pwr. & Lt.),
Ser. A2, FGIC, 5s, 4/1/10	A	$ 5,250,000	$ 5,230,313
Lawrence, Hosp. Rev. Bonds (Lawrence Memorial Hosp.), 5 1/4s, 7/1/21	A3	1,000,000	1,025,260
Sedgwick & Shawnee Cnty., Rev. Bonds (Single Fam.), Ser. A-1,
GNMA Coll., 6 7/8s, 12/1/26	Aaa	235,000	235,235
			6,490,808

Kentucky (0.4%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds (Norton Hlth.
Care), Ser. A
6 5/8s, 10/1/28 (Prerefunded)	AAA/P	1,470,000	1,622,689
6 5/8s, 10/1/28	A-/F	405,000	413,910
			2,036,599

Louisiana (2.3%)
De Soto Parish, Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A,
5s, 11/1/18	BBB	1,100,000	984,104
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds (St. James
Place), Ser. A, 7s, 11/1/20 (Prerefunded)	AAA/P	690,000	747,870
LA State Office Fac. Corp. Lease Rev. Bonds (Capitol Complex),
Ser. A, MBIA
5 1/2s, 3/1/13	Aaa	2,000,000	2,062,060
5 1/2s, 3/1/12	Aaa	3,440,000	3,550,458
Rapides, Fin. Auth. Rev. Mandatory Put Bonds (Cleco Pwr.),
5 1/4s, 3/1/13	Baa1	5,250,000	5,236,350
			12,580,842

Maine (0.5%)
ME State Hsg. Auth. Rev. Bonds, Ser. D-2-AMT, 5s, 11/15/27	Aa1	825,000	824,662
Rumford, Solid Waste Disp. Rev. Bonds (Boise Cascade Corp.),
6 7/8s, 10/1/26	Ba3	1,950,000	1,905,131
			2,729,793

Maryland (0.3%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (WA Cnty.
Hosp.)
6s, 1/1/43	BBB-	875,000	859,758
5 3/4s, 1/1/38	BBB-	550,000	525,877
			1,385,635

Massachusetts (10.0%)
MA State Dev. Fin. Agcy. Rev. Bonds
(MA Biomedical Research), Ser. C, 6 3/8s, 8/1/17	Aa3	2,785,000	2,956,751
(MA Biomedical Research), Ser. C, 6 1/4s, 8/1/20	Aa3	2,850,000	3,006,237
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/22	BB/P	1,360,000	1,267,194
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15 (Prerefunded)	AAA/P	2,085,000	2,520,202
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB+	1,500,000	1,533,840
(Med. Ctr. of Central MA), AMBAC, 6.55s, 6/23/22	Aaa	27,450,000	28,084,370
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,875,000	1,926,281
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,300,000	1,301,079
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A/F	3,790,000	3,938,833
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31 (Prerefunded)	AAA/P	1,010,000	1,124,292
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	1,000,000	853,670
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	1,800,000	1,668,420
MA State Port Auth. Rev. Bonds, U.S. Govt. Coll., 13s, 7/1/13 (Prerefunded)	Aaa	2,690,000	3,408,741
			53,589,910

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

Michigan (3.9%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	Aaa	$ 1,435,000	$ 1,487,952
Ser. A, FGIC, 5s, 7/1/30	A+	4,505,000	4,522,975
Detroit, City School Dist. G.O. Bonds, Ser. A, FSA, 6s, 5/1/29	Aaa	1,000,000	1,187,040
Detroit, Swr. Disp. VRDN, Ser. B, FSA, 2.5s, 7/1/33	A-1+	1,475,000	1,475,000
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 6s, 7/1/20	Ba1	150,000	146,949
MI Higher Ed. Fac. Auth. Rev. Bonds (Kalamazoo College), 5 1/2s, 12/1/18	A1	500,000	528,045
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	3,000,000	3,052,290
(Holland Cmnty. Hosp.), Ser. A, FGIC, 5 3/4s, 1/1/21	A+	1,250,000	1,310,013
(Hosp. Sparrow), 5s, 11/15/23	A1	1,370,000	1,383,426
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	2,210,000	2,190,110
MI State Strategic Fund, Ltd. Mandatory Put Bonds
(Dow Chemical), 5 1/2s, 6/1/13	P-2	500,000	513,985
MI State Strategic Fund, Ltd. Rev. Bonds (Worthington Armstrong
Venture), U.S. Govt. Coll., 5 3/4s, 10/1/22 (Prerefunded)	AAA/P	1,650,000	1,838,942
MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 6s, 6/1/34	BBB	575,000	542,513
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy Memorial
Hosp. Corp.), 5 3/8s, 6/1/26	Baa3	750,000	650,250
			20,829,490

Minnesota (1.4%)
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care Syst.
VRDN (Hlth. Care Fac. — Children’s), Ser. B, FSA, 2.63s, 8/15/25	A-1+	1,100,000	1,100,000
Minneapolis, Cmnty. Dev. Agcy. Supported Dev. Rev. Bonds,
Ser. G-3, U.S. Govt. Coll., 5.45s, 12/1/31 (Prerefunded)	A+	1,705,000	1,849,686
MN State Higher Ed. Fac. Auth. Rev. Bonds (U. of St. Thomas),
Ser. 6-I, 5s, 4/1/23	A2	500,000	513,775
MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.)
Ser. M, 5 3/4s, 1/1/37	Aa1	980,000	1,018,651
Ser. B, 5s, 7/1/34	Aa1	505,000	502,839
MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds, 6.05s, 7/1/31	Aa1	420,000	420,559
North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	995,000	973,896
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s, 11/15/35	Baa3	1,150,000	1,133,222
			7,512,628

Mississippi (2.0%)
Lowndes Cnty., Solid Waste Disp. & Poll. Control Rev. Bonds
(Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	1,000,000	1,071,720
Ser. B, 6.7s, 4/1/22	Baa2	1,055,000	1,120,832
MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst. Energy
Resources, Inc.)
5.9s, 5/1/22	BBB	3,000,000	2,971,830
5 7/8s, 4/1/22	BBB	2,330,000	2,330,000
MS Dev. Bk. Special Obligation Rev. Bonds (Jackson MS), FSA,
5 1/4s, 3/1/21	Aaa	1,385,000	1,533,763
MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	1,375,000	1,418,519
Ser. B, GNMA Coll., FNMA Coll., 5 1/2s, 6/1/36	Aaa	385,000	386,844
			10,833,508

Missouri (2.4%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (St. Francis Med. Ctr.), Ser. A
5 1/2s, 6/1/32	A+	1,500,000	1,515,120
5 1/2s, 6/1/16	A+	3,000,000	3,162,390

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

Missouri continued
MO Hsg. Dev. Comm. Rev. Bonds (Home Ownership), Ser. B, GNMA
Coll., FNMA Coll., 4.4s, 3/1/14	AAA	$ 190,000	$ 189,411
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U.), Ser. A, 5s, 2/15/33	Aaa	2,500,000	2,543,350
(BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	1,500,000	1,503,255
MO State Hlth. & Edl. Fac. Auth. VRDN (Washington U. (The)),
Ser. A, 2.63s, 9/1/30	A-1+	2,000,000	2,000,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. A, GNMA Coll., FNMA Coll.,
7.2s, 9/1/26	AAA	65,000	65,698
(Single Fam. Homeowner Loan), Ser. C-1, GNMA Coll., FNMA Coll.,
7.15s, 3/1/32	AAA	525,000	550,095
(Single Fam. Home Ownership Loan), Ser. C, GNMA Coll., FNMA
Coll., 5.6s, 9/1/35	AAA	1,595,000	1,609,738
			13,139,057

Nebraska (0.6%)
Central Plains, Energy Project Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	Aa3	3,100,000	3,127,435

Nevada (6.6%)
Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.), FGIC,
5 5/8s, 11/1/19 (Prerefunded)	Aa1	3,505,000	3,674,607
Clark Cnty., Arpt. Rev. Bonds
Ser. A-2, FGIC, 5 1/8s, 7/1/26	Aa3	15,105,000	15,330,820
Ser. A-1, AMBAC, 5s, 7/1/24	Aaa	2,600,000	2,510,378
Clark Cnty., Impt. Dist. Special Assmt. Bonds (Summerlin No.
151), 5s, 8/1/25	BB/P	2,100,000	1,760,703
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.),
Ser. A, AMBAC
6.1s, 12/1/38	Aaa	3,000,000	3,020,820
5 1/4s, 7/1/34	Aaa	3,000,000	2,790,450
Henderson G.O. Bonds (Ltd. Tax -Swr.), FGIC, 5s, 6/1/29	AA+	3,935,000	4,007,640
Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	1,165,000	825,100
(No. T-16), 5.1s, 3/1/21	BB/P	1,280,000	959,475
(No. T-17), 5s, 9/1/25	BB/P	620,000	501,394
			35,381,387

New Hampshire (0.5%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Southern NH Med. Ctr.), Ser. A
5 1/4s, 10/1/28	A-	1,815,000	1,731,855
5 1/4s, 10/1/23	A-	1,150,000	1,133,233
			2,865,088

New Jersey (7.4%)
Newark, Hsg. Auth. Rev. Bonds (Port Auth. Newark Marine
Terminal), MBIA, 5 1/4s, 1/1/20 (Prerefunded)	Aaa	1,000,000	1,105,790
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt. Coll., 7 1/4s,
11/15/31 (Prerefunded)	AAA/P	1,300,000	1,496,274
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s, 11/1/31	BB/P	1,000,000	968,680
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	5,000,000	4,902,650
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	2,800,000	2,744,168
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	7,000,000	7,140,700

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

New Jersey continued
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peters U. Hosp.), 5 1/4s, 7/1/21	Baa2	$ 2,325,000	$ 2,294,426
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/26	A-	2,000,000	1,981,040
(South Jersey Hosp.), 5s, 7/1/26	A3	2,785,000	2,697,607
(South Jersey Hosp.), 5s, 7/1/25	A3	355,000	345,411
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/20	A-	575,000	590,853
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/18	A-	520,000	537,914
NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	Aaa	13,800,000	5,958,840
NJ State Edl. Fac. Auth. Rev. Bonds (Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB-/F	1,500,000	1,552,830
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	Aaa	2,750,000	3,203,640
6s, 6/1/37 (Prerefunded)	Aaa	1,000,000	1,111,330
Ser. 1A, 5s, 6/1/29	BBB	1,350,000	1,165,388
			39,797,541

New Mexico (0.9%)
NM Fin. Auth. Rev. Bonds, Ser. A, MBIA, 5s, 6/15/22	Aaa	1,500,000	1,575,390
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
FRN Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll., 5.82s, 9/1/33	AAA	590,000	597,051
Ser. F2, Class I, GNMA Coll., FNMA Coll., FHLMC Coll., 5.6s, 7/1/38	AAA	2,640,000	2,684,273
			4,856,714

New York (9.3%)
Buffalo, G.O. Bonds, Ser. D, FGIC, 5 1/2s, 12/15/13	A	1,000,000	1,065,160
Niagara Cnty., Indl. Dev. Agcy. Mandatory Put Bonds (Solid Waste
Disp.), Ser. C, 5 5/8s, 11/15/14	Baa2	2,000,000	2,004,780
NY City, G.O. Bonds, Ser. J/J-1, 5s, 6/1/21	AA	1,000,000	1,041,050
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A, FGIC, 5s, 7/1/25	AA+	1,500,000	1,522,425
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	BB/P	1,400,000	1,415,932
(Brooklyn Navy Yard Cogen. Partners), 6.2s, 10/1/22	BBB-	770,000	785,408
(Brooklyn Navy Yard Cogen. Partners), Ser. G, 5 3/4s, 10/1/36	BBB-	2,000,000	1,850,280
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	Baa3	2,100,000	1,924,608
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B	2,000,000	2,002,440
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	700,000	519,988
NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco Settlement), 6s, 6/1/43	BBB	1,500,000	1,512,285
NY State Dorm. Auth. Rev. Bonds
(State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/17	AA-	5,905,000	6,722,016
(NY Methodist Hosp.), 5 1/4s, 7/1/15	Baa2	500,000	516,950
(New York Methodist Hosp.), 5 1/4s, 7/1/11	Baa2	1,140,000	1,174,622
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	800,000	800,072
NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds
(Brooklyn Union Gas), 6.952s, 7/1/26	A+	6,000,000	6,033,480
NY State Env. Fac. Corp. Rev. Bonds, 5s, 6/15/32	Aaa	4,000,000	4,097,560
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Solvay
Paperboard, LLC), 7s, 11/1/30 (acquired 6/30/04,
cost $1,971,687) ‡	BB/P	1,900,000	1,909,842
Port. Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl. Air
Term. — 6), MBIA, 5.9s, 12/1/17	Aaa	9,000,000	9,198,360
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Retirement Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	BB-/P	1,300,000	1,357,265
Triborough Bridge & Tunnel Auth. Rev. Bonds, Ser. A, 5s,
1/1/32 (Prerefunded)	AAA	2,125,000	2,280,933
			49,735,456

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

North Carolina (3.0%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa1	$ 1,000,000	$ 1,039,030
Ser. A, 5 3/4s, 1/1/26	Baa1	4,000,000	4,068,480
Ser. B, 5.65s, 1/1/16	Baa1	1,000,000	1,029,140
NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(First Mtge. — Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	1,000,000	996,470
(Pines at Davidson), Ser. A, 5s, 1/1/15	A-/F	635,000	653,047
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.),
Ser. B, 6 1/2s, 1/1/20	A3	8,000,000	8,399,600
			16,185,767

North Dakota (0.8%)
Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru Hlth. Syst.
Oblig. Group), 7 1/8s, 8/15/24 (Prerefunded)	Baa2	2,000,000	2,223,780
ND State Board of Higher Ed. Rev. Bonds (U. of ND Hsg. &
Auxillary Fac.), FSA
5s, 4/1/21	Aaa	1,335,000	1,403,419
5s, 4/1/19	Aaa	500,000	532,885
			4,160,084

Ohio (6.0%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2
5 3/4s, 6/1/34	BBB	11,300,000	10,307,295
5 1/8s, 6/1/24	BBB	2,305,000	2,166,608
Cleveland, Muni. School Dist. G.O. Bonds, FSA, 5s, 12/1/27	Aaa	5,700,000	5,886,447
Coshocton Cnty., Env. 144A Rev. Bonds (Smurfit-Stone
Container Corp.), 5 1/8s, 8/1/13	CCC+	1,700,000	1,497,904
Field, Local School Dist. G.O. Bonds (School Fac. Construction &
Impt.), AMBAC, 5s, 12/1/25	Aaa	1,000,000	1,029,970
Hickory Chase, Cmnty. Auth. Infrastructure Impt. Rev. Bonds
(Hickory Chase), 7s, 12/1/38	BB-/P	700,000	701,498
Montgomery Cnty., Rev. Bonds (Catholic Hlth. Initiatives),
Ser. A, 5s, 5/1/30	Aa2	2,025,000	2,006,330
Montgomery Cnty., Hosp. Rev. Bonds (Kettering Med. Ctr.),
6 3/4s, 4/1/22 (Prerefunded)	A2	1,000,000	1,087,720
OH State Higher Ed. Fac. Comm. Rev. Bonds (John Carroll U.),
5 1/4s, 11/15/33	A2	500,000	506,445
Rickenbacker, Port Auth. Rev. Bonds (OASBO Expanded Asset
Pooled), Ser. A, 5 3/8s, 1/1/32	A2	6,835,000	6,949,486
			32,139,703

Oklahoma (1.8%)
Durant, Cmnty. Facs. Auth. G.O. Bonds, XLCA, 5 3/4s, 11/1/24	A	1,730,000	1,845,512
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care Syst.),
Ser. A, U.S. Govt. Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	3,075,000	3,222,785
Tulsa, Muni. Arpt. Trust Mandatory Put Bonds, Ser. B, 6s, 12/1/08	B	2,000,000	1,997,300
Tulsa, Muni. Arpt. Trust Rev. Mandatory Put Bonds, Ser. B,
5.65s, 12/1/08	B	2,840,000	2,830,713
			9,896,310

Oregon (0.4%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BB-/P	1,040,000	900,910
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds (Single Family
Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	1,200,000	1,203,828
			2,104,738

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

Pennsylvania (6.2%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Pittsburgh Mercy Hlth. Syst.), AMBAC, 5 5/8s, 8/15/26
(Prerefunded)	Aaa	$ 5,000,000	$ 5,045,050
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	Ba2	1,500,000	1,236,405
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (USX Corp.), 5.6s, 3/1/33	Baa1	2,025,000	1,979,701
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Ann’s Choice, Inc.), Ser. A
5.4s, 1/1/15	BB/P	1,060,000	1,039,637
5.3s, 1/1/14	BB/P	710,000	697,717
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek
Partners), 6.65s, 5/1/10	BBB-	1,715,000	1,762,831
Delaware Cnty., College Auth. Rev. Bonds (Neumann College)
6s, 10/1/30	BBB	675,000	677,545
6s, 10/1/25	BBB	75,000	76,566
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds (Lehigh Valley Hosp.
Hlth. Network), Ser. A, 5 1/4s, 7/1/32	A1	3,000,000	3,005,100
PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds
(Northampton Generating), Ser. A
6.6s, 1/1/19	B+	1,850,000	1,850,796
6 1/2s, 1/1/13	B+	1,000,000	1,000,700
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	747,585
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	2,063,408
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	857,386
Philadelphia, Gas Wks. Rev. Bonds, Ser. A-1, FSA, 5s, 9/1/25	Aaa	2,505,000	2,552,395
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
(Hosp.-Graduate Hlth. Sys.), Ser. A, 6 1/4s, 7/1/13 (In default) †	D/P	1,462,206	146
Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31 (Prerefunded)	A	2,800,000	3,102,904
5 7/8s, 12/1/31	A	580,000	594,778
Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31 (Prerefunded)	AAA/P	3,000,000	3,403,290
Susquehanna, Area Regl. Arpt. Syst. Auth. Rev. Bonds, Ser. A,
6 1/2s, 1/1/38	Baa3	550,000	549,940
West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27 (Prerefunded)	BBB+	1,000,000	1,106,240
			33,350,120

Puerto Rico (4.3%)
Cmnwlth. of PR, G.O. Bonds, Ser. A
FGIC, 5 1/2s, 7/1/16	Baa3	3,300,000	3,424,839
5s, 7/1/16	Baa3	5,000,000	5,019,600
Cmnwlth. of PR, Aquaduct & Swr. Auth. Rev. Bonds, Ser. A, 6s, 7/1/38	Baa3	4,125,000	4,283,483
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. B, 6s,
7/1/39 (Prerefunded)	BBB+	8,000,000	8,629,680
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt. Fac.),
Ser. M-2, 5 3/4s, 7/1/34	Baa3	1,750,000	1,811,530
			23,169,132

Rhode Island (—%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 6 1/4s, 6/1/42	BBB	200,000	193,964

South Carolina (5.4%)
Florence Cnty., Hosp. Rev. Bonds (McLeod Regl. Med. Ctr.),
Ser. A, FSA, 5 1/4s, 11/1/23	Aaa	2,515,000	2,615,801
Lexington Cnty., Hlth. Svcs. Dist. Hosp. Rev. Bonds, 5s, 11/1/23	A+	1,840,000	1,828,224
Orangeburg Cnty., Solid Waste Disp. Fac. Rev. Bonds (SC Elec. &
Gas), AMBAC, 5.7s, 11/1/24	Aaa	2,500,000	2,476,325

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

South Carolina continued
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	$ 2,000,000	$ 2,281,540
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds (Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	AAA/P	1,300,000	1,481,766
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	2,445,000	2,772,654
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	305,000	345,873
SC State Pub. Svcs. Auth. Rev. Bonds, Ser. A, AMBAC, 5s, 1/1/29	Aaa	5,000,000	5,085,850
SC Tobacco Settlement Rev. Mgmt. Auth. Rev. Bonds, Ser. B
6 3/8s, 5/15/30	BBB	4,135,000	4,074,794
6 3/8s, 5/15/28	BBB	3,250,000	3,275,675
SC Trans. Infrastructure Bk. Rev. Bonds, Ser. A, AMBAC, 5s, 10/1/27	Aaa	2,460,000	2,522,189
			28,760,691

South Dakota (1.3%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev. Bonds, Ser. B,
6 1/2s, 6/1/32	BBB	2,450,000	2,470,850
SD Hsg. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. C, 5 3/8s, 5/1/18	AAA	1,545,000	1,542,034
(Home Ownership Mtge.), Ser. J, 4 1/2s, 5/1/17	AAA	500,000	506,025
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds (Sanford Hlth.)
5s, 11/1/21	AA-	500,000	505,770
5s, 11/1/20	AA-	500,000	508,325
5s, 11/1/19	AA-	595,000	609,274
5s, 11/1/18	AA-	770,000	792,461
			6,934,739

Tennessee (3.5%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds
(First Mtge. Mountain States Hlth.), Ser. A
7 1/2s, 7/1/33 (Prerefunded)	Baa1	5,175,000	6,210,828
7 1/2s, 7/1/25 (Prerefunded)	Baa1	2,000,000	2,400,320
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board Rev. Bonds
(Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	630,000	716,808
6 1/2s, 9/1/26 (Prerefunded)	AAA	370,000	420,982
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac. Board Rev. Bonds
(Wellmont Hlth. Syst.), Ser. C
5s, 9/1/22	BBB+	3,100,000	2,906,591
5s, 9/1/19	BBB+	1,460,000	1,415,704
TN Energy Acquisition Corp. Gas Rev. Bonds, Ser. A, 5 1/4s, 9/1/24	Aa3	5,000,000	4,876,550
			18,947,783

Texas (14.6%)
Abilene, Hlth. Fac. Dev. Corp. Retirement Fac. (Sears Methodist
Retirement), 6s, 11/15/29	BB-/P	1,050,000	962,913
Alliance, Arpt. Auth. Rev. Bonds (Federal Express Corp.), 4.85s, 4/1/21	Baa2	3,250,000	2,906,475
Brazoria Cnty., Brazos River Harbor Naval Dist. (Dow
Chemical Co.), Ser. A-3, 5 1/8s, 5/15/33	A3	390,000	351,187
Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC), 5s, 3/1/41	Caa1	500,000	325,510
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev. Bonds,
Ser. A, FGIC, 5 3/4s, 11/1/13	A1	5,000,000	5,185,000
Edgewood, Indpt. School Dist. Bexar Cnty. G.O. Bonds, Ser. A,
PSFG, 5s, 2/15/26	Aaa	2,020,000	2,070,742
El Paso, Indpt. School Dist. G.O. Bonds, Ser. A, PSFG, 5 1/4s, 8/15/21	AAA	2,345,000	2,496,792
Frisco Indpt. School Dist. G.O. Bonds (School Bldg.), Ser. B,
MBIA, 5s, 7/15/28	Aaa	2,515,000	2,548,223

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

Texas continued
Gateway, Pub. Fac. Corp. Rev. Mandatory Put Bonds (Stonegate
Villas Apt.), FNMA Coll., 4.55s, 7/1/14	Aaa	$ 1,500,000	$ 1,526,595
Gulf Coast, Waste Disp. Auth. Rev. Bonds
(Valero Energy Corp.), 6.65s, 4/1/32	BBB	1,000,000	1,017,400
Ser. A, 6.1s, 8/1/24	BBB	550,000	532,345
Harris Cnty., G.O. Bonds, MBIA, zero %, 8/15/16	Aaa	6,000,000	4,239,540
Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial Hermann Hlth.
Care), Ser. A, 6 3/8s, 6/1/29 (Prerefunded)	A2	1,500,000	1,666,785
Harris Cnty., Houston Sports Auth. Rev. Bonds, Ser. H, MBIA,
zero %, 11/15/25	Aaa	11,000,000	3,889,490
Houston, Wtr. & Swr. Syst. Rev. Bonds, Ser. A, FSA, zero %,
12/1/21 (Prerefunded)	Aaa	5,185,000	2,720,103
Leander, Indpt. School Dist. G.O. Bonds, PSFG, zero %, 8/15/14	AAA	4,330,000	3,424,987
Matagorda Cnty., Navigation Dist. TX Poll. Control Rev.
Mandatory Put Bonds (Dist. No. 1 AEP Texas Central Co.),
5 1/8s, 6/1/11	Baa2	1,500,000	1,497,630
Mission, Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Allied
Waste N.A. Inc.), Ser. A, 5.2s, 4/1/18	B+	1,200,000	1,050,552
Montgomery Cnty., G.O. Bonds (Library), Ser. B, AMBAC, 5s, 3/1/26	Aaa	1,335,000	1,363,569
New Caney, Indpt. School Dist. G.O. Bonds, FGIC, 5s, 2/15/29	A3	2,405,000	2,418,973
North TX Thruway Auth. Rev. Bonds, Ser. A
6s, 1/1/25	A2	1,300,000	1,398,501
5 5/8s, 1/1/33	A2	1,000,000	1,018,940
Port Corpus Christi Indl. Dev. Corp. Rev. Bonds (Valero),
Ser. C, 5.4s, 4/1/18	BBB	1,535,000	1,535,107
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	3,000,000	3,103,980
San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s, 5/15/32	Aaa	2,000,000	2,029,080
San Antonio, Muni. Drain Util. Syst. Rev. Bonds, MBIA, 5 1/4s, 2/1/23	Aaa	2,945,000	3,087,656
Snyder, Indpt. School Dist. G.O. Bonds (School Bldg.), AMBAC
5 1/4s, 2/15/25	Aaa	1,280,000	1,331,661
5 1/4s, 2/15/24	Aaa	1,215,000	1,267,634
5 1/4s, 2/15/23	Aaa	1,150,000	1,204,614
Socorro, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 8/15/29	AAA	1,360,000	1,382,603
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev.
Bonds (Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/37	A-	1,100,000	965,921
Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.)
6s, 7/1/29	Baa3	2,000,000	1,973,880
6s, 7/1/19	Baa3	1,700,000	1,724,174
TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds, Ser. A,
5s, 12/15/15	A1	3,000,000	2,958,810
TX State Dept. of Hsg. & Cmnty. Affairs Rev. Bonds (Single
Fam.), Ser. F, FHA Insd., 5 3/4s, 3/1/37	AAA	2,985,000	3,007,029
TX State Tpk. Auth. Rev. Bonds (Central Texas Tpk. Syst.),
Ser. A, AMBAC, 5 1/2s, 8/15/39	Aaa	8,000,000	8,210,480
			78,394,881

Utah (1.9%)
Intermountain Pwr. Agcy. Rev. Bonds, Ser. A, MBIA, U.S. Govt.
Coll., 6.15s, 7/1/14 (Prerefunded)	Aaa	8,165,000	8,216,521
Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s, 5/15/20 (Prerefunded)	Aaa	2,000,000	2,003,840
			10,220,361

Vermont (0.2%)
VT Hsg. Fin. Agcy. (Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	210,000	209,194
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A, FSA, 4.62s, 5/1/29	Aaa	1,050,000	1,049,129
			1,258,323

MUNICIPAL BONDS AND NOTES (170.6%)* continued

	Rating**	Principal amount	Value

Virginia (1.6%)
Fredericksburg, Indl. Dev. Auth. Rev. Bonds (Medicorp Hlth.
Syst.), Ser. B, 5 1/8s, 6/15/33	A3	$ 500,000	$ 486,545
Front Royal & Warren Cnty., Indl. Dev. Auth. Lease Rev. Bonds
(School Cap. Impt.), Ser. B, FSA, 5s, 4/1/29	Aaa	2,500,000	2,553,700
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds
(United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	735,000	742,490
6.7s, 6/1/27 (Prerefunded)	BB+/P	265,000	301,008
Prince William Cnty., Indl. Dev. Auth. Hosp. Rev. Bonds
(Potomac Hosp. Corp.), 5.35s, 10/1/36	A3	2,500,000	2,507,450
Richmond, Pub. Util. Rev. Bonds, FSA, 5s, 1/15/27	Aaa	2,000,000	2,069,980
			8,661,173

Washington (5.0%)
Chelan Cnty. Dev. Corp. Rev. Bonds (Alcoa), 5.85s, 12/1/31	Baa1	4,000,000	4,000,040
Everett, Pub. Fac. Dist. Ltd. Sales Tax & Interlocal Rev. Bonds,
Ser. A
5s, 12/1/22	A	940,000	958,603
5s, 12/1/21	A	940,000	965,888
Port of Seattle Rev. Bonds, Ser. B, MBIA, 5.8s, 2/1/20	Aaa	1,000,000	1,018,570
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	900,000	909,756
6 1/2s, 6/1/26	BBB	5,635,000	5,768,662
WA State G.O. Bonds
Ser. E, MBIA, 5s, 1/1/28	Aaa	3,125,000	3,192,188
Ser. E, MBIA, 5s, 1/1/27	Aaa	3,680,000	3,769,718
(Motor Vehicle Fuel), Ser. B, MBIA, 5s, 7/1/24	Aaa	4,000,000	4,123,600
WA State Hlth. Care Fac. Auth. Rev. Bonds, Ser. C, Radian Insd.,
5 3/8s, 8/15/28	AA	900,000	903,510
WA State Hlth. Care Fac. Auth. VRDN (Multicare Hlth. Syst.),
Ser. D, FSA, 2.65s, 8/15/41	A-1+	1,000,000	1,000,000
			26,610,535

West Virginia (2.5%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional Juvenile
Safety), Ser. A, MBIA, 5s, 6/1/29	Aaa	7,500,000	7,637,250
Harrison Cnty., Cmnty. Solid Waste Disp. Rev. Bonds
(Allegheny Energy), Ser. D, 5 1/2s, 10/15/37	Baa2	3,450,000	3,285,884
Mason Cnty., Poll. Control FRB (Appalachian Pwr. Co. Project),
Ser. L, 5 1/2s, 10/1/22	Baa2	750,000	750,645
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29	B1	2,025,000	1,908,644
			13,582,423

Wisconsin (2.9%)
Badger, Tobacco Settlement Asset Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	7,000,000	7,198,358
6 3/8s, 6/1/32	BBB	8,600,000	8,643,000
			15,841,358

Total municipal bonds and notes (cost $903,625,761)			$916,611,786

PREFERRED STOCKS (0.8%)*

	Shares	Value

GMAC Muni. Mtge. Trust 144A Ser. A1-2, 4.9% cum. pfd.	3,500,000	$ 3,455,655
GMAC Muni. Mtge. Trust 144A Ser. A1-3, 5.3% cum. pfd.	1,000,000	969,800

Total preferred stocks (cost $4,500,000)		$ 4,425,455

TOTAL INVESTMENTS
Total investments (cost $908,125,761)		$ 921,037,241

* Percentages indicated are based on net assets of $537,428,377.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at April 30, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at April 30, 2008 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2008 was $1,909,842 or 0.4% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2008.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds, FRB and FRN are the current interest rates at April 30, 2008.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at April 30, 2008 (as a percentage of net assets):

Health care	44.7%
Utilities	27.2
Local government	18.6
State government	14.8
Tobacco	11.5
Air transportation	10.6

The fund had the following insurance concentrations greater than 10% at April 30, 2008 (as a percentage of net assets):

MBIA	22.9%
AMBAC	18.2
FGIC	16.6
FSA	12.3

FUTURES CONTRACTS OUTSTANDING at 4/30/08

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Short)	115	$13,318,438	Jun-08	$177,690

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $908,125,761)	$921,037,241

Cash	91,692

Interest and other receivables	14,491,009

Receivable for securities sold	11,125,047

Receivable for variation margin (Note 1)	39,314

Receivable from Manager (Note 2)	42,436

Total assets	946,826,739

LIABILITIES

Distributions payable to shareholders	2,078,544

Distributions payable to preferred shareholders (Note 1)	184,130

Payable for securities purchased	11,085,586

Payable for shares of the fund repurchased	401,391

Payable for compensation of Manager (Note 2)	1,068,337

Payable for investor servicing fees (Note 2)	21,894

Payable for Trustee compensation and expenses (Note 2)	207,155

Payable for administrative services (Note 2)	1,806

Other accrued expenses	349,519

Total liabilities	15,398,362

Series A remarketed preferred shares: (4,520 shares authorized and issued at $25,000 per share) (Note 4)	113,000,000

Series B remarketed preferred shares: (4,020 shares authorized and issued at $25,000 per share) (Note 4)	100,500,000

Series C remarketed preferred shares: (7,220 shares authorized and issued at $25,000 per share) (Note 4)	180,500,000

Net assets	$537,428,377

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1, 5 and 6)	$572,410,589

Undistributed net investment income (Notes 1 and 6)	671,052

Accumulated net realized loss on investments (Notes 1 and 6)	(48,742,434)

Net unrealized appreciation of investments (Note 6)	13,089,170

Total — Representing net assets applicable to common shares outstanding	$537,428,377

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($537,428,377 divided by 43,318,703 shares)	$12.41

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/08

INTEREST INCOME	$ 21,427,797

EXPENSES

Compensation of Manager (Note 2)	2,239,385

Investor servicing fees (Note 2)	122,946

Custodian fees (Note 2)	9,213

Trustee compensation and expenses (Note 2)	37,954

Administrative services (Note 2)	28,582

Legal expense	194,384

Preferred share remarketing agent fees	438,411

Other	401,267

Fees waived and reimbursed by Manager (Note 2)	(16,747)

Total expenses	3,455,395

Expense reduction (Note 2)	(145,333)

Net expenses	3,310,062

Net investment income	18,117,735

Net realized loss on investments (Notes 1 and 3)	(328,884)

Net realized loss on futures contracts (Note 1)	(1,566,397)

Net realized gain on swap contracts (Note 1)	157,021

Net unrealized depreciation of investments and futures contracts during the year (Note 6)	(14,806,638)

Net loss on investments	(16,544,898)

Net increase in net assets resulting from operations	$1,572,837

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(3,110)

From tax exempt net investment income	(6,433,786)

Net decrease in net assets resulting from operations (applicable to common shareholders)	$ (4,864,059)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	4/30/08	4/30/07

Operations:
Net investment income	$ 18,117,735	$ 13,659,990

Net realized loss on investments	(1,738,260)	(436,585)

Net unrealized appreciation (depreciation) of investments	(14,806,638)	4,388,138

Net increase in net assets resulting from operations	1,572,837	17,611,543

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(3,110)	—

From tax exempt net investment income	(6,433,786)	(4,325,346)

Net increase (decrease) in net assets resulting from operations (applicable to common shareholders)	(4,864,059)	13,286,197

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(6,759)	—

From tax exempt net investment income	(10,801,015)	(8,859,421)

Increase from issuance of common shares in connection with
the merger of Putnam Municipal Bond Fund (Note 6)	193,245,081	—

Increase from issuance of common shares in connection with the merger of
Putnam Investment Grade Municipal Trust (Note 6)	186,555,544	—

Decrease from shares repurchased (Note 5)	(26,876,245)	(7,799,198)

Total increase (decrease) in net assets	337,252,547	(3,372,422)

NET ASSETS

Beginning of year	200,175,830	203,548,252

End of year (including undistributed net investment income of $671,052
and distributions in excess of net investment income of $116,279, respectively)	$537,428,377	$200,175,830

NUMBER OF FUND SHARES

Common shares outstanding at beginning of year	15,172,510	15,846,380

Shares repurchased (Note 5)	(2,219,661)	(673,870)

Shares issued in connection with the merger of Putnam Municipal Bond Fund (Note 6)	15,451,020	—

Shares issued in connection with the merger of Putnam Investment Grade Municipal Trust (Note 6)	14,916,168	—

Retirement of shares held by the fund (Note 5)	(1,334)	—

Common shares outstanding at end of year	43,318,703	15,172,510

Remarketed preferred shares outstanding at beginning of year	4,040	4,040

Preferred shares issued in connection with the merger of Putnam Municipal Bond Fund (Note 6)	5,320	—

Preferred shares issued in connection with the merger of Putnam Investment Grade Municipal Trust (Note 6)	5,600	—

Preferred shares issued — Series A (Note 4)	800	—

Remarketed preferred shares outstanding at end of year	15,760	4,040

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	4/30/08	4/30/07	4/30/06	4/30/05	4/30/04

Net asset value, beginning of period
(common shares)	$13.19	$12.85	$13.15	$12.72	$12.98

Investment operations:
Net investment income (a)	.93(e)	.89	.86	.91	1.00

Net realized and unrealized
gain (loss) on investments	(.88)	.23	(.30)	.51	(.24)

Total from investment operations	.05	1.12	.56	1.42	.76

Distributions to preferred shareholders:
From net investment income	(.33)	(.28)	(.21)	(.12)	(.07)

Total from investment operations
(applicable to common shareholders)	(.28)	.84	.35	1.30	.69

Distributions to common shareholders:
From net investment income	(.57)	(.57)	(.68)	(.87)	(.95)

Total distributions	(.57)	(.57)	(.68)	(.87)	(.95)

Increase from shares repurchased	.07	.07	.03	—	—

Net asset value, end of period
(common shares)	$12.41	$13.19	$12.85	$13.15	$12.72

Market price, end of period
(common shares)	$11.13	$12.20	$11.68	$11.72	$12.47

Total return at market price (%)
(common shares) (b)	(4.09)	9.64	5.61	.82	7.49

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)(in thousands)	$537,428	$200,176	$203,548	$212,505	$205,571

Ratio of expenses to
average net assets (%)(c,d)	1.44(e)	1.28	1.37	1.40	1.37

Ratio of net investment income
to average net assets (%)(d)	4.86(e)	4.61	4.92	6.15	7.05

Portfolio turnover (%)	44.85	12.60	10.74	29.51	19.19

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(e) Reflects waiver of certain fund expenses in connection with the fund’s remarketed preferred shares during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2008 reflect a reduction of less than 0.01% of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/08

Note 1: Significant accounting policies

Putnam Municipal Opportunities Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade and some below investment-grade municipal bonds selected by Putnam Management.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the funds’ management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2008 the fund had a capital loss carryover of $46,202,236 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 4,828,051	April 30, 2009

15,740,029	April 30, 2010

10,138,476	April 30, 2011

9,779,755	April 30, 2012

2,388,286	April 30, 2013

897,370	April 30, 2014

1,545,945	April 30, 2015

884,324	April 30, 2016

As a result of the February 25, 2008 merger of Putnam Investment Grade Municipal Trust into the fund, the fund acquired $15,032,305 in capital loss carryovers which are subject to limitations imposed by the Code. The acquired capital loss carryover and the expiration dates are:

Loss Carryover	Expiration

$ 1,282,640	April 30, 2009

12,371,356	April 30, 2010

894,377	April 30, 2012

483,932	April 30, 2014

As a result of the February 25, 2008 merger of Putnam Municipal Bond Fund into the fund, the fund acquired $11,332,686 in capital loss carryovers which are subject to limitations imposed by the Code. The acquired capital loss carryover and the expiration dates are:

Loss Carryover	Expiration

$2,042,384	April 30, 2009

1,125,104	April 30, 2010

6,550,467	April 30, 2011

413,438	April 30, 2014

1,201,293	April 30, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2009 $1,717,285 of losses recognized during the period November 1, 2007 to April 30, 2008 a portion of which could be limited by Section 381 of the Code.

G) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and a 7-day period for Series B and Series C. The applicable dividend rate for the remarketed preferred shares on April 30, 2008 was 2.78% for Series A, 2.43% for Series B and 2.97% for Series C. Beginning in February 2008, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, the dividends paid on the remarketed preferred shares has been at the “maximum dividend rate”, pursuant to the fund’s by-laws, which based on the current credit quality of remarketed preferred shares equals 110% of the higher of the 30-day“AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, the expiration of a capital loss carryover, dividends payable, defaulted bond interest, straddle loss deferrals and on non deductible merger expense. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2008, the fund reclassified $666,075 to increase undistributed net investment income and $6,891,635 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $6,225,560.

The tax basis components of distributable earnings as of April 30, 2008 were as follows:

Unrealized appreciation	$ 27,725,760
Unrealized depreciation	(14,821,953)

Net unrealized appreciation	12,903,807
Undistributed tax-exempt income	3,010,227
Undistributed ordinary income	130,487
Capital loss carryforward	(46,202,236)
Post-October loss	(1,717,285)
Cost for federal income tax purposes	$ 908,133,434

H) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

Prior to August 3, 2007, such fee was based on the lesser of (i) an annual rate of 0.35% of the average net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates were expressed as a percentage of the fund’s average net assets attributable to common and preferred shares outstanding: 0.45% of the first $500 million and 0.35% of the next $500 million, with additional breakpoints at higher asset levels.

In addition, prior to August 3, 2007, the fund paid an administrative services fee to Putnam Management quarterly based on an annual rate of 0.20% of the average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management and administrative service fees rate under the contracts multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). For the period ended April 30, 2008, Putnam Management reimbursed $16,747, to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended April 30, 2008, the fund incurred $126,272 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended April 30, 2008, the fund’s expenses were reduced by $145,333 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $391, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended April 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $195,429,747 and $225,476,834, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

On February 25, 2008, Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund merged with and into Putnam Municipal Opportunities Trust. A related two-for-one stock split of Series A remarketed preferred shares of Putnam Municipal Opportunities Trust, which reduced the liquidation preference of these shares from $50,000 per share to $25,000 per share, took effect on February 22, 2008. The stock split was necessary to accommodate the different per-share liquidation preference of preferred shares of the merging series, and did not affect the aggregate liquidation preference of preferred shares held by any shareholder.

The Series A, Series B and Series C Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the fiscal year ended April 30, 2008 were $1,089.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2008, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 6, 2007 (based on shares outstanding as of October 7, 2005). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended April 30, 2008, the fund repurchased 702,410 common shares for an aggregate purchase price of $7,804,400, which reflects a weighted-average discount from net asset value per share of 11.39% .

In July 2007, the fund repurchased 1,517,251 common shares pursuant to an issuer tender offer commenced on June 4, 2007, for up to 10% if its outstanding common shares, at $12.57 per share, for an aggregate purchase price of $19,071,845. The tender offer purchase price represented a discount of 2% from the net asset value of the fund’s common shares as of July 12, 2007.

During the period, the fund retired 1,334 shares held by the fund in a control account. No monies were paid by the fund as a result of the retirement of shares.

Note 6: Acquisition of Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund

On February 25, 2008, the fund issued 15,451,020 common shares in exchange for 14,811,985 common shares of Putnam Municipal Bond Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The common net assets of the fund and Putnam Municipal Bond Fund on February 22, 2008, were $166,915,403 and $193,245,081, respectively. On February 22, 2008, Putnam Municipal Bond Fund had distributions in excess of net investment income of $718,301, accumulated net realized loss of $15,283,441 and unrealized appreciation of $5,964,062.

On February 25, 2008, the fund also issued 2,920 Series A remarketed preferred shares in exchange for 2,920 Series A auction rate municipal preferred shares of Putnam Municipal Bond Fund and issued 2,400 Series B remarketed preferred shares in exchange for 2,400 Series B auction rate municipal preferred shares of Putnam Municipal Bond Fund. The liquidation preference of these shares is valued at $133,000,000.

On February 25, 2008, the fund issued 14,916,168 common shares in exchange for 17,829,274 common shares of Putnam Investment Grade Municipal Trust to acquire that fund’s common net assets in a tax-free exchange approved by the shareholders. The common net assets of the fund and Putnam Investment Grade Municipal Trust on February 22, 2008, were $166,915,403 and $186,555,544, respectively. On February 22, 2008, Putnam Investment Grade Municipal Trust had distributions in excess of net investment income of $33,508, accumulated net realized loss of $15,757,303 and unrealized appreciation of $6,669,652.

On February 25, 2008, the fund also issued 5,600 Series C remarketed preferred shares in exchange for 1,400 Series A remarketed preferred shares of Putnam Investment Grade Municipal Trust. The liquidation preference of these shares is valued at $140,000,000.

The aggregate common net assets of the fund immediately following the acquisition of both funds was $546,716,028. Following the acquisition of both funds the liquidation preference of preferred shares was $394,000,000.

Information presented in the Statement of operations and the Statement of changes in net assets reflect only the operations of Putnam Municipal Opportunities Trust.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information and compliance
certifications (unaudited)

Federal tax information

The fund has designated 99.94% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Compliance certifications

On December 18, 2007, your fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the fund's principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund's disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting
results (unaudited)

May 8, 2008 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

		Common shares
	Votes for	Votes withheld	Abstentions	Broker non votes

Jameson A. Baxter	36,406,224	3,236,302	11,368	—

Charles B. Curtis	36,414,538	3,227,988	11,368	—

Robert J. Darretta	36,436,198	3,206,328	11,368	—

Myra R. Drucker	36,425,056	3,217,470	11,368	—

Charles E. Haldeman, Jr.	36,428,458	3,214,068	11,368	—

Paul L. Joskow	36,431,319	3,211,207	11,368	—

Elizabeth T. Kennan	36,400,792	3,241,734	11,368	—

Kenneth R. Leibler	36,433,737	3,208,789	11,368	—

George Putnam, III	36,414,481	3,228,045	11,368	—

Richard B. Worley	36,427,595	3,214,931	11,368	—

		Preferred shares
	Votes for	Votes withheld	Abstentions	Broker non votes

John A. Hill	13,932	1,409	—	—

Robert E. Patterson	13,933	1,404	—	—

December 12, 2007 special meeting of shareholders

A proposal to approve an agreement and plan of merger with Putnam Investment Grade Municipal Trust was approved as follows:

	Common and preferred shares voting as a single class
Votes for	Votes against	Abstentions

8,100,988	379,053	223,173

A proposal to approve an agreement and plan of merger with Putnam Municipal Bond Fund was approved as follows:

	Common and preferred shares voting as a single class
Votes for	Votes against	Abstentions

8,110,987	362,512	229,715

A proposal to approve the authorization and issuance of preferred shares was approved as follows:

	Preferred shares Series A, Series B and Series C
Votes for	Votes against	Abstentions

3,492	169	173

A proposal to approve a two-for-one stock split was approved as follows:

	Preferred shares Series A
Votes for	Votes against	Abstentions

666	16	114

	Preferred shares Series B
Votes for	Votes against	Abstentions

1,386	95	0

	Preferred shares Series C
Votes for	Votes against	Abstentions

1,520	37	0

All tabulations are rounded to the nearest whole number.

May 15, 2007 Meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

9,226,523	455,336	273,389

All tabulations rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter	Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*	Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, theTuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow Trustee since 1997

Dr. Joskow is an economist and President of the Alfred . Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University ofTennessee and pursued graduate studies in economics at the University ofTexas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Associate	Vice President and Chief Legal Officer
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2004, General Counsel,
Senior Vice President and Treasurer	State Street Research & Management Company
Since 2004
Robert R. Leveille (Born 1969)
Prior to 2004, Managing Director,	Vice President and Chief Compliance Officer
Putnam Investments	Since 2007

Steven D. Krichmar (Born 1958)	Managing Director, Putnam Investments, Putnam Management,
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, member of Bell
Since 2002	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)	Vice President and BSA Compliance Officer
Vice President, Principal Accounting Officer and Assistant Treasurer	Since 2002
Since 2007
Managing Director, Putnam Investments
Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Susan G. Malloy (Born 1957)	Vice President, Clerk and Assistant Treasurer
Vice President and Assistant Treasurer	Since 1993
Since 2007
Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
Beth S. Mazor (Born 1958)
Vice President	Nancy E. Florek (Born 1957)
Since 2002	Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Managing Director, Putnam Investments	Since 2005

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal Executive	and Assistant Clerk
Marketing Services	Officer, Associate Treasurer and
Putnam Retail Management	Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN701 251216 6/08

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2008	$63,394	$37,282*	$7,011	$-

April 30, 2007	$49,824	$23,880	$4,807	$-

*Includes fees billed to the fund for services relating to fund mergers of $12,210.

For the fiscal years ended April 30, 2008 and April 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $91,355 and $178,903 respectively, to the fund,

Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30,

2008	$ -	$ 15,000	$ -	$ -

April 30,

2007	$ -	$ 61,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)

Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

► The funds will withhold votes for any nominee for director:

• who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees will also consider whether a company’s severance payment arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share reregistration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 15, 2008

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leader	Joined
	Fund	Employer	Positions Over Past Five Years

Thalia Meehan	2006	Putnam	Team Leader, Tax Exempt Fixed Income;
		Management	Previously, Director Tax Exempt
		1989-Present	Research

Portfolio Members	Joined
	Fund	Employer	Positions Over Past Five Years

Paul Drury	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager and Senior
		1989 – Present	Trader

Brad Libby	2006	Putnam	Tax Exempt Specialist; Previously,
		Management	Analyst
2001-Present

Susan McCormack	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager
		1994 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio Leader or	Other SEC-registered open-end		assets from more than one		single-sponsor defined
Member	and closed-end funds		client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Thalia Meehan	13	$7,538,800,000	3	$ 900,000	2	$279,200,000

Susan McCormack	13	$7,538,800,000	3	$ 900,000	2	$278,600,000

Paul Drury	13	$7,538,800,000	3	$ 900,000	1	$278,100,000

Brad Libby	13	$7,538,800,000	3	$ 900,000	2	$278,200,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is the fund’s its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years,

including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 -
May 31, 2007	-	-	-	631,127
June 1 -
June 30, 2007	-	-	-	631,127
July 1 -
July 31, 2007	1,517,251	$12.57	1,517,251***	631,127
August 1 -
August 31, 2007	32,838	$11.29	32,838	598,289
September 1 -
September 30,
2007	11,424	$11.57	11,424	586,865
October 1 -
October 5, 2007	-	-	-	586,865
October 6 -
October 31, 2007	49,704	$11.46	49,704	1,311,262
November 1 -
November 30,
2007	66,663	$11.12	66,663	1,244,599
December 1 -
December 31,
2007	100,356	$11.16	100,356	1,144,243

January 1 -
January 31, 2008	36,145	$11.63	36,145	1,108,098
February 1 -
February 28, 2008	10,974	$11.26	10,974	3,616,460****
March 1 -
March 31, 2008	198,175	$10.84	198,175	3,418,285
April 1 -
April 30, 2008	196,131	$11.11	196,131	3,222,154

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 807,855 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 1,615,709 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 1,360,966 shares through October 7, 2008.

See note *** below for information about repurchases made by the fund in July 2007 pursuant to an issuer tender offer.

**Information prior to October 6, 2007 is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006. Information from October 6, 2007 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2007.

***Includes 1,517,251 shares repurchased by the fund pursuant to an issuer tender offer that concluded during the period. Shares repurchased as part of this tender offer were repurchased at $12.57 per share, which represented approximately 98% of the fund’s per-share net asset value on the expiration date of the tender offer.

**** Includes 2,519,336 additional shares eligible for repurchase under the program resulting from the mergers of Putnam Investment Grade Municipal Trust and Putnam Municipal Bond Fund into the fund in February 2008.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam
Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 27, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 27, 2008